SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 3, 2003

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

          Connecticut                      1-9583                06-1185706
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

             113 King Street,
             Armonk, New York                                 10504

(Addresses of principal executive offices)            (Zip or Postal Codes)

               Registrant's telephone number in the United States,
                       including area code: (914) 273-4545

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Exhibits

         Exhibit 99.1       Press Release dated October 3, 2003.

Item 9. REGULATION FD DISCLOSURE

         On October 3, 2003, MBIA Inc. (the "Registrant") issued a press release announcing discussions regarding the possible formation of a new Bermuda-based financial guaranty reinsurer involving the Registrant, Koch Financial Corporation, RenaissanceRe Holdings and PartnerRe Ltd. Attached is a copy of the press release.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MBIA INC.

                                            By: /s/ Ram D. Wertheim
                                               --------------------------------
                                                Ram D. Wertheim
                                                General Counsel
Date: October 6, 2003


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                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              Dated October 6, 2003


Exhibit 99.1       Press Release issued by MBIA Inc. dated October 3, 2003.